UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2014

BILL THE BUTCHER, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52439	20-5449905
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 Roy Street # 16, Seattle, Washington	98109
(address of principal executive offices)	(zip code)

(206) 453-4418
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of Bill the Butcher, Inc. (the “Company”) has approved the following amendments to the Company’s Bylaws effective August 14, 2014:

•	The Company’s Bylaws were renamed the Bylaws of Bill the Butcher, Inc.;
•	Article II, Section 9 was amended to remove cumulative voting; and
•	Article III, Section 1 was amended to:
o	reduce the term of service for directors to one year;
o	allow the exact number of directors to be set by resolution of directors or shareholders; and
o	set the current exact number of authorized directors as one, subject to change as provided in the Bylaws.

Section 9 – Exhibits

Item 9.01 – Exhibits

Exhibit Number	Description

3.1	Amendment No. 1 to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bill the Butcher, Inc.

Dated: August 19, 2014	/s/ J’Amy Owens
By: J’Amy Owens
Its: President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and sole Director